UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                 --------------


                                    FORM 8-K


                        PURSUANT TO SECTION 13 or 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 --------------


                                 May 4, 2001
                Date of Report (Date of earliest event reported)



                               CENIT BANCORP, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       0-20378                  54-1592546
-------------------------------         ---------           --------------------
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                           Identification Number)


300 E. Main Street, Suite 1350
      Norfolk, Virginia                                      23510
-------------------------------                              -----
(Address of principal executive office)                    (Zip code)


    Registrant's telephone number, including area code:     (757) 446-6600



Item 5 - Other Events

     On May 4, 2001, the Registrant entered into an Agreement and Plan of Merger with SouthTrust of Alabama, Inc. and SouthTrust Corporation. The Agreement is attached as EXHIBIT 99.1. The parties also entered into a Stock Option Agreement, which is attached as Exhibit 99.2.

Item 7 - Financial statements and exhibits.

     The exhibits listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CENIT Bancorp, Inc.


Date:   May 10, 2001                     /S/ Michael S. Ives
                                        -------------------------------------
                                        Michael S. Ives
                                        President and Chief Executive Officer



Date:   May 10, 2001                     /S/ John O. Guthrie
                                        -------------------------------------
                                        John O. Guthrie
                                        Senior Vice President and
                                        Chief Financial Officer

EXHIBIT INDEX

EXHIBIT         DESCRIPTION OF EXHIBIT
-------         ----------------------

99.1 Agreement and Plan of Merger dated May 4, 2001 between SouthTrust of Alabama, Inc., CENIT Bancorp, Inc. and SouthTrust Corporation
99.2 Stock Option Agreement dated May 4, 2001 between CENIT Bancorp, Inc. and SouthTrust Corporation
                                       -2-